EXH10-12

THIS INSTRUMENT AND THE SHARES OF STOCK INTO WHICH IT IS EXERCISABLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION UNDER SUCH ACT UNLESS IN AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AN EXEMPTION FROM REGISTRATION IS THEN AVAILABLE.

                            STOCK WARRANT CERTIFICATE


December 5, 1990                                  Warrant to Purchase
                                                  100,000 Shares of Common Stock

                        Warrant to Purchase Common Stock
                      of AUTOMATED LIGHT TECHNOLOGIES, INC.

This is to certify that, FOR VALUE RECEIVED, CONNECTICUT DEVELOPMENT AUTHORITY, a body politic and corporate constituting public instrumentality and political subdivision of the State of Connecticut, its successors and assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from AUTOMATED LIGHT TECHNOLOGIES, INC., a Delaware corporation (the "Company"), One Hundred Thousand (100,000) shares of common stock, $.01 par value, of the Company ("Common Stock") at a price of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000.00) (the "Exercise Price") and in consideration of a loan in the amount of THREE HUNDRED THOUSAND DOLLARS ($300,000.00) made by the Holder to the Company of even date herewith (the "Loan").

         Section I. EXERCISE OF WARRANT. Subject to and in accordance with the provisions of Section V hereof, this Warrant may be exercised in whole or in part at any time, or from time to time, on or after December 5, 1990 but not later than 3:30 p.m. Eastern Standard Time on January l, 1998, or if January l, 1998 is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender to the Company of this Warrant together with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price with all federal and state taxes, if any, applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant and at its expense, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company in proper form for exercise, accompanied by payment of the Exercise Price and requisite taxes, if any, the Company shall forthwith issue and deliver, or cause to be issued and delivered, to the Holder as soon as practicable, but in any event within thirty (30) days, a certificate or certificates for the shares of Common Stock issuable upon such exercise. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of


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business  on the  business  day on which  this  Warrant  is  surrendered  to the
Company, and at such time the person in whose name the certificate for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder of record of such Common Stock.

         Section II.       ADJUSTMENTS.

         (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time, or from time to time, after the date hereof, effect a subdivision of its outstanding capital stock ("Common Stock") then, at the option of the Holder, (I) the Exercise Price then in effect immediately before that subdivision shall be proportionately decreased and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant (the "Number of Issuable Shares") shall be proportionately increased, and conversely, if the Company shall at any time, or from time to time, after the date hereof, combine its outstanding shares of Common Stock, then, at the option of the Holder, (I) the Exercise Price then in effect immediately before the combination shall be proportionately increased and (ii) the Number of Issuable Shares shall be proportionately decreased. Any adjustment under this Subsection (a) shall become effective at the close of business on the day any such subdivision or combination becomes effective. In the event that the Holder fails to make such election on or before the effective date of such subdivision or combination, then Holder shall be deemed to have selected option (I).

         (b) Adjustment for Certain Dividends and Distributions. If the Company at any time, or from time to time, after the date hereof, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable, in additional shares of Common Stock, then, and in each such event, at the option of the Holder:

(i) the Exercise Price then in effect shall be decreased as of the date of such issuance or, at the time or upon the event such a record date shall have been fixed, as of the close of business on such record date (the "Record Date") by multiplying the Exercise Price then in effect by a fraction, determined as follows:

         (x) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the Record Date plus the number of shares that Holder is entitled to upon full exercise of this
Warrant: and

         (y) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the Record Date plus the number of shares that Holder is entitled to upon full exercise of this Warrant Rules the number of shares of Common Stock issuable in payment of such dividend or distribution, and

(ii) the Number of Issuable Shares shall be increased to equal the number derived by dividing the Exercise Price by the adjusted Exercise Price which would result after application of subsection (i) above.

For purposes of this Subsection (b), If such Record Date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price or--the Number of Issuable Shares, as the case may be, shall be recomputed accordingly as of the close of business on such Record Date, and thereafter the Exercise Price or the Number of Issuable Shares, as the case may be, shall be adjusted pursuant to this Subsection (b) as of the day and time that each actual payment of such dividends or distributions is made.

         (c) Adjustment for Reclassification, Exchange and Substitution. If the Common Stock issuable upon the exercise hereof shall be changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or other transaction having similar effect (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Section II) then, and in each such event, the Holder shall have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, exchange, substitution or other transaction having similar effect as did or shall the holders of shares of the Common Stock as of the day immediately prior to the day that such reclassification, exchange or substitution is or becomes effective, all subject to further adjustment as provided in subparagraphs a, b, d and e herein, if applicable.

         (d) Reorganization, Mergers, Consolidations or Sale of Assets. If at any time, or from time to time, there shall be (other than a subdivision, combination, reclassification, exchange, substitution of shares provided for elsewhere {n this Section II) a capital reorganization involving a merger or consolidation of the Company with or into another corporation, or the sale or transfer (a "Sale") of all or substantially all of the Company's properties and assets to any other person; then, as a part of such reorganization, merger, consolidation or Sale, adequate provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise hereof, the number of shares of stock or other securities or property of the Company, or of the successor corporation, resulting from such reorganization, merger, consolidation or Sale, as to which a holder of Common Stock deliverable upon the ultimate exercise hereof would have been entitled to receive as a result of such capital reorganization, merger, consolidation or Sale. In the case of a Sale in which the Company receives a cash payment equal to that which a holder of Common Stock deliverable upon the ultimate exercise hereof would have been entitled to receive as a result of such Sale less the Exercise Price. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section II with respect to the rights of the Holder after the reorganization, merger, consolidation or Sale to the end that the provisions of this Section II (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise hereof) shall be applicable after any such event as nearly equivalent as may be practicable.

         (e) Adjustment for Issuance of New Shares. If the Company at any time, or from time to time, after the date hereof, shall issue additional shares of Common Stock (other than a subdivision, combination, reclassification, exchange, substitution of shares, reorganization, merger, consolidation or Sale provided for elsewhere in this Section II) at a less than the Exercise Price then, and in each such event:

(i) the Exercise Price then in effect shall be decreased as of the date of such issuance (the "issuance Date") by multiplying the Exercise Price then in effect by a fraction, determined as follows:

         (x) the numerator of which shall be the total number of shares of Common Stock issued immediately prior to the Issuance Date plus the number of shares that Holder is entitled to upon full exercise of this Warrant: and

         (y) the denominator of which shall be the total number of shares of Common Stock issued immediately prior to the Issuance Date plus the number of shares that Holder is entitled to upon full exercise of this Warrant plus the number of new shares issued as of the Issuance Date and

(ii) the Number of Issuable Shares shall be increased to equal the number derived by dividing the Exercise Price by the adjusted Exercise Price which would result after application of subsection (i) above.

If the Company shall at any time, or from time to time, after the date hereof, issue additional shares of Common Stock not otherwise described elsewhere in this Section at a price equal to or greater than the Exercise Price then in effect , then, and in each such event, the Number of Issuable Shares shall be increased to equal the number derived by multiplying the number of shares which Holder is entitled to purchase pursuant to this Warrant by a fraction, the numerator of which shall be the total number of shares of Common Stock issued immediately prior to the Issuance Date plus the number of new shares issued as of the Issuance Date and the denominator of which shall be the total number of shares of Common Stock issued immediately prior to the Issuance Date. If such shares are issued at a price greater than three Dollars

($3.00) per share, then the Exercise Price for such additional shares which Holder is entitled to purchase as a result of the adjustment set forth herein shall equal the issuance price of such shares. If such shares are issued at a price equal to or less than Three Dollars ($3.00) per share, then the exercise Price for the additional shares which Holder is entitled to purchase as a result of the adjustment set forth herein shall equal the then existing Exercise Price. If, at the time a public offering is made of the Common Stock of the Company, the Company demonstrates to Holder that the provisions of this subsection would have a material, adverse impact on the Company's ability to make such public offering, then Holder agrees that it shall negotiate in good faith with the Company to amend this subsection to provide Holder with a similar position to that provided by this subsection while ameliorating the impediment to the public offering.

         Section III. RESERVATION OF SHARES; REGISTRATION RIGHTS. The Company hereby agrees that at all times during the terms of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant. The Company also agrees that, in the event it registers any of its shares of stock, whatever type, with the Securities and Exchange Commission, it shall include as part of such registration, and at no cost to the Holder, any shares of Common Stock which may be reserved by the Company as required by this Warrant and any shares of Common Stock which may have been issued to the Holder pursuant to the terms of this Warrant. If the managing underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the managing underwriter may limit the number of shares of Common Stock to be issued to or issued to the Holder pursuant to this Warrant to be included in the registration of Common Stock. The Common Stock held by officers, directors and employees of the Company shall be excluded from registration before limiting the number of shares of the Holder to be included therein. If after excluding the shares of the officers, directors and employees of the Company a limitation is still required, then such limitation shall be allocated proportionally among all shareholders wishing to sell their shares of Common Stock pursuant to contractual rights to include their shares in a Company registration.

         Section IV. FRACTIONAL SHARES. This Warrant may be exercised only for a whole number of shares of Common Stock, and no fractional shares or scrip certificate representing fractional shares shall be issuable upon the exercise of this Warrant.

         Section V. STOCKHOLDERS' RIGHTS. Until the valid exercise of this Warrant and as provided herein, in whole or in part, the Holder shall not be entitled to any rights of a stockholder.

         Section VI. COMPLIANCE WITH SECURITIES ACT; DISPOSITION OF WARRANT OR SHARES OF COMMON STOCK; RIGHT OF REDEMPTION.

         (a) Compliance with Securities Act. The Holder, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or the securities laws of any state. This Warrant (to the extent applicable) and all shares of Common Stock issued upon exercise of this Warrant (unless either is registered under the Act) shall be stamped or imprinted with restrictive legend as appears hereon.

         (b) Disposition of Warrant and Shares. With respect to any offer, sale, transfer, assignment or other disposition of this Warrant or any shares of Common Stock acquired pursuant to the exorcise of this Warrant prior to registration of such shares, the Holder and each subsequent holder of the warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with the written opinion of counsel satisfactory to the Company, to the effect that such offer, sale , transfer, assignment or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Common Stock, and indicating whether or not under the Act certificates for this Warrant or such shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with the Act. Each certificate representing this Warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restriction on transferability in order to ensure compliance with the Act, unless in the aforesaid opinion of counsel satisfactory to the Company, such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

         (c)  Right of  Redemption.  At any time  between  January  1,  1996 and
January 1, 1998 (or if January 1, 1998 is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day), the Holder shall have the right to elect, at its option, to require the Company to redeem this Warrant or, if applicable, any shares of Common Stock acquired pursuant to the exercise of this Warrant; provided, however, that in the event registration of such shares shall occur prior to January 1, 1996 the Holder may immediately elect to exercise its right of redemption hereunder. The redemption price (the "Redemption Price") for this Warrant shall be One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) and for all of the shares shall be Three Hundred Thousand and No/100 Dollars ($300,000.00). An election by the Holder under this subsection (c) may be made at any time after January 1, 1996 or sooner as provided for herein and, if made, shall be set forth in a written redemption notice delivered to the Company (the "Redemption Notice"). The Redemption Notice shall specify a date on which the redemption is to occur (the "Redemption Date"), which date shall be no less than thirty (30) days from the date of the delivery of the redemption Notice.

         If, for any reason, including but not limited to the unavailability of funds legally required to do so, the Company is legally unable to effect a redemption on Redemption Date, such Redemption Date shall be extended until such time as the Company shall have made the redemption in full, the Company being obligated to make redemption(s) in whole or in part not earlier than ten (10) days nor later than twenty (20) days from each date on which it becomes legally able to do so; provided, however, that if the Company is unable to effect a redemption within ninety (90) days of the Redemption Date the Holder, at its option, and without relieving the Company of its redemption obligation, may exercise any right which it may have to offer, sell or otherwise dispose of all or part of the Warrant or the shares of Common Stock held by it.

         Section VII. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any subsequent Warrant and receipt of an indemnity agreement reasonably satisfactory to the Company, the Company at its expense, will execute and deliver a new Warrant of like tenor.

         Section VIII. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Connecticut.

         Section IX. DEFAULT IN LOAN AGREEMENT. In the event that the Company fails to comply with the provisions of Paragraph 3(j) of the Loan Agreement between the Company and Holder executed as of even date herewith, then the number of shares that Holder is entitled to purchase hereunder shall increase to 200,000 and the redemption price shall increase to $300,000.00 for the redemption of the Warrant and $600,000.00 for the redemption of the Common Stock issued pursuant to this Warrant.

                                    COMPANY:

                                    AUTOMATED LIGHT TECHNOLOGIES, INC.


                                    By:
                                        ------------------------------
                                             MOHD A. ASLAMI
                                             Its President,
                                             Duly Authorized


Dated as of December 5, 1990

                                  PURCHASE FORM

                                 100,000 Shares

                       AUTOMATED LIGHT TECHNOLOGIES, INC.

                             a Delaware corporation


The undersigned, being the Holder of a Stock Warrant Certificate (the "Warant"), dated December ___, 1990, entitling the Holder to purchase, on or before January 1, 1998, at 3:30 p.m., One Hundred Thousand (100,000) shares of Common Stock, $.01 par value of the above corporation at a price of $150,000.00, upon presentation of this purchase form and payment of the applicable purchase price at the office of the Company subject to the provisions of the Warrant, this purchase ______ shares of such Common Stock by presentation of the Warrant, this purchase form and $_________in full payment of the purchase price for such shares of Common Stock.


         Dated_____________________, 199___.


                                            CONNECTICUT DEVELOPMENT AUTHORITY


                                            By:______________________________